Dreyfus

Appreciation Fund, Inc.

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                       The Fund

                                                Dreyfus Appreciation Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Appreciation Fund, Inc., covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Fayez Sarofim of Fayez Sarofim & Co., the fund's sub-investment adviser.

After five consecutive years of double-digit gains, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 9% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001


2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Appreciation Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the fund's total return was 1.80% .(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was -9.10% .(2)

We attribute the fund's performance to relatively strong results later in the period, which offset weaker performance early in the year. From January through March 2000, technology-related stocks drove much of the market's rise. Since the S& P 500 Index is more heavily exposed to such companies than the fund, the S&P 500 Index rose more rapidly. For the same reason, the fund outperformed the S&P 500 Index from April 2000 through the end of the period when technology stocks fell, resulting in a better performance than the S&P 500 Index for the 12-month period as a whole.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive in more favorable environments. We focus on purchasing growth stocks at a price we consider to be justified by a company' s fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the fund in a manner particularly well suited to long-term investors. Our investment approach is based on targeting long-term growth rather than short-term profit. Generally, we buy and sell relatively few stocks during the course of the year,

                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

helping to minimize investors' tax liabilities and reduce trading costs. During the 12-month reporting period, the fund maintained a turnover rate that was well within our goal of limiting annual turnover to below 15% during normal market conditions.

What other factors influenced the fund's performance?

The fund was positively influenced by an apparent return to more rational investing -- including a renewed focus on business fundamentals -- that began in March 2000.Triggered by changing economic conditions, the resulting shift in investor sentiment favored the kind of companies in which the fund invests: large, well-established corporations which we believe have the ability to remain profitable regardless of changes in economic conditions. As a result, the fund delivered a positive return from mid-March 2000 through the end of the period. At the same time, the S&P 500 Index was generally declining in value.

In this environment, the fund benefited from its relatively light exposure to technology stocks. Although technology represents the fund's largest single area of investment, these stocks represented a smaller percentage of the total fund than they did in the S&P 500 Index. Consequently, the fund was sheltered from the brunt of the technology sector's decline.

In addition, a variety of industry groups contributed to the fund's relatively strong performance. Financial services stocks performed better than average because we concentrated on fee-based brokerage and merchant banking firms, such as Merrill Lynch and Citigroup, that are relatively insulated by their business models from the impact of rising interest rates. Pharmaceutical holdings such as Merck & Co. also performed well, as did many of our investments in multinational consumer products companies.

4

What is the fund's current strategy?

Much of the fund's strategy is based on our sector selection process, which is designed to identify industries that we consider likely to enjoy long-term growth. For example, developments in biotechnology and demographic shifts toward an aging population in developed countries have created long-term trends favorable to the health care industry, in our opinion. We also believe that trends toward growing global wealth have created opportunities for consumer products companies with globally recognized brand names. These trends have currently led us to maintain the fund's emphasis on the health care and consumer staples industries, and to de-emphasize commodities and basic industries.

We have also taken steps recently to take advantage of opportunities created by changing economic conditions. For example, rising demand for electricity, natural gas, heating oil and gasoline has positive implications for energy companies, to which we have increased the fund's exposure. In addition, while our investment discipline continues to lead us away from technology companies with stock prices higher than we judge to be warranted by their financial strength and growth rates, recent weakness in the technology industry group has created some attractive opportunities in the group's leaders, which we are currently exploring.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                      The Fund 5

FUND PERFORMANCE

Exhibit A

Comparison of change in value of $10,000 investment in Dreyfus Appreciation
Fund, Inc. and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            1.80%             18.67%            17.24%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS APPRECIATION FUND, INC. ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6



STATEMENT OF INVESTMENTS

December 31, 2000

COMMON STOCKS--94.6%                                    Shares                Value ($)
--------------------------------------------------------------------------------------------

APPAREL--.7%

Christian Dior                                         600,000               28,792,200

AUTOMOTIVE--.8%

Ford Motor                                           1,299,905               30,466,523

BANKING--2.9%

Chase Manhattan                                      1,650,000               74,971,875

Federal Home Loan Mortgage                             200,000               13,775,000

SunTrust Banks                                         350,000               22,050,000

                                                                            110,796,875

CAPITAL GOODS--8.2%

Emerson Electric                                       900,000               70,931,250

General Electric                                     3,650,000              174,971,875

Honeywell International                              1,125,000               53,226,562

Rockwell International                                 355,000               16,906,875

                                                                            316,036,562

COMMUNICATIONS SERVICES--5.5%

BellSouth                                            1,875,000               76,757,812

SBC Communications                                   2,025,192               96,702,918

Verizon Communications                                 770,000               38,596,250

                                                                            212,056,980

COMPUTERS--5.4%

Cisco Systems                                        2,215,000  (a)          84,723,750

Hewlett-Packard                                      1,700,000               53,656,250

International Business Machines                        110,000                9,350,000

Microsoft                                            1,350,000  (a)          58,556,250

                                                                            206,286,250

ELECTRONICS--4.5%

Agilent Technologies                                   324,190  (a)          17,749,402

Conexant Systems                                       300,000  (a)           4,612,500

Intel                                                5,000,000              151,250,000

                                                                            173,611,902

ENERGY--8.0%

BP Amoco, ADS                                        1,640,000               78,515,000

Chevron                                                670,000               56,573,125

Exxon Mobil                                          1,976,299              171,814,494

                                                                            306,902,619

FINANCE-MISC.--10.3%

American Express                                       900,000               49,443,750

                                                                      The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                Value ($)
--------------------------------------------------------------------------------------------

FINANCE--MISC. (CONTINUED)

Citigroup                                            2,500,333              127,673,254

Federal National Mortgage Asssociation               1,900,000              164,825,000

Merrill Lynch                                          770,000               52,504,375

                                                                            394,446,379

FOOD & DRUGS--3.3%

Walgreen                                             3,000,000              125,437,500

FOOD, BEVERAGE & TOBACCO--9.3%

Coca-Cola                                            1,957,000              119,254,688

Nestle, ADR                                            100,000               11,693,750

PepsiCo                                              2,050,000              101,603,125

Philip Morris Cos.                                   2,850,000              125,400,000

                                                                            357,951,563

HEALTH CARE--20.2%

Abbott Laboratories                                  1,350,000               65,390,625

Bristol-Myers Squibb                                   700,000               51,756,250

Johnson & Johnson                                    1,600,000              168,100,000

Merck & Co.                                          1,845,000              172,738,125

Pfizer                                               6,075,000              279,450,000

Roche Holdings, ADR                                    300,000               30,721,875

Schering-Plough                                        150,000                8,512,500

                                                                            776,669,375

HOUSEHOLD PRODUCTS-MISC.--4.9%

Colgate-Palmolive                                    1,150,000               74,232,500

Estee Lauder, Cl. A                                    500,000               21,906,250

Gillette                                               690,000               24,926,250

Procter & Gamble                                       855,000               67,064,062

                                                                            188,129,062

INSURANCE--4.4%

American General                                       266,000               21,679,000

Berkshire Hathaway, Cl. A                                  800  (a)          56,800,000

Marsh & McLennan Cos.                                  790,000               92,430,000

                                                                            170,909,000

MEDIA/ENTERTAINMENT--1.9%

Fox Entertainment Group, Cl. A                         982,700  (a)          17,565,764

McDonald's                                           1,475,000               50,150,000

Time Warner                                            125,000                6,530,000

                                                                             74,245,764

8


COMMON STOCKS (CONTINUED)                               Shares                Value ($)
--------------------------------------------------------------------------------------------

PUBLISHING--1.7%

McGraw-Hill Cos.                                     1,075,000               63,021,876

News Corp, ADR                                         120,000                3,870,000

                                                                             66,891,876

RETAIL--2.0%

Wal-Mart Stores                                      1,450,000               77,031,250

TRANSPORTATION--.6%

United Parcel Service, Cl. B                           400,000               23,525,000

TOTAL COMMON STOCKS

   (cost $2,143,766,163)                                                  3,640,186,680
--------------------------------------------------------------------------------------------

PREFERRED STOCKS--.6%
--------------------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADS, Cum., $.4428

   (cost $15,964,941)                                  800,000               23,250,000
--------------------------------------------------------------------------------------------

                                                     Principal

SHORT-TERM INVESTMENTS--6.2%                        Amount ($)                Value ($)
--------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

6.10%, 1/4/2001                                      1,507,000                1,506,518

6.04%, 1/11/2001                                     1,927,000                1,924,456

6.09%, 1/18/2001                                       428,000                  426,986

5.90%, 1/25/2001                                     2,496,000                2,487,239

6.14%, 2/8/2001                                     18,807,000               18,697,731

5.90%, 2/22/2001                                    17,651,000               17,509,616

5.68%, 3/1/2001                                     22,568,000               22,361,478

5.84%, 3/8/2001                                     52,329,000               51,793,151

5.66%, 3/15/2001                                    18,320,000               18,113,717

5.66%, 3/22/2001                                    84,713,000               83,660,017

5.33%, 3/29/2001                                    21,359,000               21,067,022

TOTAL SHORT-TERM INVESTMENTS

   (cost $239,475,747)                                                      239,547,931
--------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,399,206,851)                 101.4%            3,902,984,611

LIABILITIES, LESS CASH AND RECEIVABLES                   (1.4%)             (56,788,930)

NET ASSETS                                              100.0%            3,846,195,681

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund 9


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                              Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        2,399,206,851  3,902,984,611

Cash                                                                  5,173,985

Dividends receivable                                                  3,754,957

Receivable for shares of Common Stock subscribed                      3,575,912

Prepaid expenses                                                         69,094

                                                                  3,915,558,559
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         2,092,219

Due to Fayez Sarofim & Co.                                              880,121

Payable for investment securities purchased                          53,364,851

Payable for shares of Common Stock redeemed                          12,567,758

Accrued expenses                                                        457,929

                                                                     69,362,878
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,846,195,681
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,350,626,323

Accumulated undistributed investment income--net                      2,502,706

Accumulated distributions in excess of net realized gain
   on investments and foreign currency transactions                (10,719,621)

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currency transactions--Note 4       1,503,786,273
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,846,195,681
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.01 par value Common Stock authorized)       89,582,516

NET ASSET VALUE, offering and redemption price per share ($)              42.93

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $424,249 foreign taxes withheld at source)   58,435,557

Interest                                                             4,279,549

TOTAL INCOME                                                        62,715,106

EXPENSES:

Investment advisory fee--Note 3(a)                                  11,455,189

Sub-Investment advisory fee--Note 3(a)                              11,110,189

Shareholder servicing costs--Note 3(b)                              12,876,766

Interest expense--Note 2                                               250,598

Prospectus and shareholders' reports                                   207,297

Custodian fees--Note 3(b)                                              190,594

Directors' fees and expenses--Note 3(c)                                 86,511

Registration fees                                                       76,683

Professional fees                                                       45,455

Loan commitment fees--Note 2                                            31,852

Miscellaneous                                                          101,792

TOTAL EXPENSES                                                      36,432,926

INVESTMENT INCOME--NET                                              26,282,180
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
   and foreign currency transactions
                                                                   226,839,959

Net unrealized appreciation (depreciation) on
   investments and foreign currency transactions                 (201,083,070)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              25,756,889

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                52,039,069

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund 11


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                            ------------------------------------

                                                     2000                  1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                           26,282,180          24,346,294

Net realized gain (loss) on investments         226,839,959          69,316,684

Net unrealized appreciation (depreciation)
   on investments                              (201,083,070)        347,343,155

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     52,039,069         441,006,133
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net                     (24,265,175)        (23,860,593)

From net realized gain on investments          (264,796,334)        (31,629,698)

In excess of net realized gain on investments   (10,719,621)                 --

TOTAL DIVIDENDS                                (299,781,130)        (55,490,291)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 1,766,191,525       2,920,671,160

Dividends reinvested                            265,961,115          49,185,985

Cost of shares redeemed                      (2,680,295,974)     (2,775,307,800)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (648,143,334)        194,549,345

TOTAL INCREASE (DECREASE) IN NET ASSETS        (895,885,395)        580,065,187
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           4,742,081,076       4,162,015,889

END OF PERIOD                                 3,846,195,681       4,742,081,076

Undistributed investment income--net              2,502,706             485,701
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    38,706,844            66,761,307

Shares issued for dividends reinvested          6,320,755             1,068,187

Shares redeemed                               (59,138,740)         (63,059,964)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (14,111,141)           4,769,530

SEE NOTES TO FINANCIAL STATEMENTS.

12


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                              Year Ended December 31,
                              --------------------------------------------------

                                                             2000          1999          1998             1997          1996
----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        45.73         42.07         32.38            25.58         20.55

Investment Operations:

Investment income--net                                        .29(a)        .23(a)        .23              .25           .25

Net realized and unrealized

   gain (loss) on investments                                 .42          3.97          9.76             6.87          5.03

Total from Investment Operations                              .71          4.20          9.99             7.12          5.28

Distributions:

Dividends from
   investment income--net                                    (.29)         (.23)         (.23)            (.26)         (.25)

Dividends from net realized
   gain on investments                                      (3.09)         (.31)         (.07)            (.06)           --

Dividends in excess of net realized
   gain on investments                                       (.13)           --            --               --            --

Total Distributions                                         (3.51)         (.54)         (.30)            (.32)         (.25)

Net asset value, end of period                              42.93         45.73         42.07            32.38         25.58
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                             1.80          9.97         30.85            27.85         25.68
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                         .88           .88           .89              .87            .91

Ratio of interest expense and

   loan commitment fees to
   average net assets                                         .01           .01            --             --               --

Ratio of net investment income

   to average net assets                                      .64           .51           .75            .99             1.34

Portfolio Turnover Rate                                      4.28         11.77          1.40           1.23             4.84
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          3,846,196     4,742,081     4,162,016      1,977,638          845,497

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund 13



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

14

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                                     The Fund 15

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2000 was approximately $3,653,000, with a related weighted average annualized interest rate of 6.86%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the fund's net assets at the following annual rates:


Average Net Assets                                                                Dreyfus                           Sarofim
-----------------------------------------------------------------------------------------------------------------------------------

       0 up to $25 million. . . . . . . . . . . . . . . . . . . . . . . . . .    .44 of 1%                         .11 of 1%

       $25 million up to $75 million. . . . . . . . . . . . . . . . . . . . .    .37 of 1%                         .18 of 1%

       $75 million up to $200 million . . . . . . . . . . . . . . . . . . . . .  .33 of 1%                         .22 of 1%

       $200 million up to $300 million. . . . . . . . . . . . . . . . . . . . .  .29 of 1%                         .26 of 1%

       In excess of $300 million. . . . . . . . . . . . . . . . . . . . . . . . .275 of 1%                         .275 of 1%

(b) Under the Shareholder Services Plan, the fund pays the distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other indus-

16

try professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2000, the fund was charged $10,256,990 pursuant to the Shareholder Services Plan, of which $8,432,803 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $1,145,555 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2000, the fund was charged $190,594 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period December 31, 2000, the fund incurred total brokerage commissions of $931,987, of which $62,300 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

                                                                     The Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $173,344,068 and $1,260,617,555, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $1,503,777,760, consisting of $1,513,494,555 gross unrealized appreciation and $9,716,795 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

18

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                              [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York

February 8, 2001

                                                                     The Fund 19


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $2.3960 per share as a long-term capital gain distribution of the $3.0830 per share paid on December 20, 2000 and also designates $.3190 per share as a long-term capital gain distribution of the $.4260 per share paid on March 30, 2000.

The Fund also designates 99.89% % of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.

20

                                                           For More Information

                        Dreyfus Appreciation Fund, Inc.

                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  141AR0012